Exhibit 10(xiv)


                                 MONROE BANCORP
                   EXECUTIVES' 2005 DEFERRED COMPENSATION PLAN
                             PARTICIPATION AGREEMENT


         This Agreement made this ____day of ______________, ________ (the "Effective Date"), by and between Monroe Bancorp (the "Company") and _________________________________ (the "Participant"):

                                   WITNESSETH
         WHEREAS, the Participant has been designated by the Company as eligible to participate in the Monroe Bancorp Executives' 2005 Deferred Compensation Plan (the "Plan"); and

         WHEREAS, the Participant desires to participate in the Plan;

         NOW, THEREFORE, the Company and the Participant hereby agree as follows:

1. The Participant hereby elects to defer the receipt of the following portion of his or her Compensation (as defined in Section 3.2 of the Plan) which he or she would otherwise receive on account of services rendered to the Company or to Monroe Bank (the "Bank") as an executive officer:

(a)      Base Salary Election

                                (SELECT ONLY ONE)

                  _____        Percent (_______%) of my base salary

                  _____        Dollars ($________) of my base salary

(b)      Bonus Election

                                (SELECT ONLY ONE)

                  _____        Percent (_______%) of my annual bonus

                  _____        Dollars ($________) of my annual bonus

The foregoing elections will apply for Compensation payable for the first Plan Year beginning after the Effective Date and for each Plan Year thereafter.

The elections may be amended prospectively by the Participant by delivering a new Participation Agreement to the Cashier of the Bank. However, a new Base Salary Election will not be effective unless delivered prior to the commencement of the Plan Year for which it is to apply. A new Bonus Election will not be effective unless delivered on or before the June 30th of the Plan Year for which the Bonus being deferred is payable.

         2. All compensation deferred under this Agreement will be distributed to the Participant (or his or her designated beneficiaries) upon his or her death or Disability or, if earlier, upon the following date selected by the
Participant:


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                                (SELECT ONLY ONE)

                  _____ As soon as practicable following the date the Participant terminates employment with the Company and Bank.

                  _____       ______________________ (Fill in a specific date at
                              least two years from the Effective Date).

This election may be changed, but only as provided in Section 4.1 of the Plan.

         3. In the event of the Participant's death before receipt of all benefits payable to him or her under the Plan, any remaining benefits will be paid to:

         Primary Beneficiary(s):
         ----------------------
         Name                                   Relationship        Percentage
         ___________________________________    ______________      __________

         Contingent Beneficiary(s)
         -------------------------
         Name                                   Relationship        Percentage

         ___________________________________    ______________      __________

         ___________________________________    ______________      __________

         ___________________________________    ______________      __________

         If more than one beneficiary is designated to receive payments, all amounts due under the Plan will be paid in the percentages indicated, per stirpes, to such beneficiaries. If the Participant wishes to make a beneficiary designation other than as allowed by this section, the Participant should attach an addendum to this Participation Agreement which clearly indicates the person(s), trust(s) or the estate which is to receive death benefits under the Plan and the percentage which is to be paid to each.

         In the event that no beneficiary is designated or all designated beneficiary or beneficiaries predecease the Participant, such amount will be paid as provided in the Plan.

         4. Payment of all amounts to the Participant under the Plan will be made as elected below:

                                                 (SELECT ONLY ONE)
         ______       (a)      In a single sum.

         ______       (b)      In substantially equal installments over a period
                               of ___ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

         ______       (c)      ______% in a single sum with the remainder paid
                               in substantially equal installments over a period of _____ years (not to exceed 20 years).


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                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

This election may be changed, but only as provided in Section 4.3 of the Plan.

         5. If the Participant dies before receiving any payment from the Plan, payment of all amounts to the beneficiary(s) will be made as elected below:

                                                 (SELECT ONLY ONE)
         _______      (a)      In a single sum.

         _______      (b)      In substantially equal installments over a period
                               of ______ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually
         _______      (c)      ______% in a single sum with the remainder paid
                               in substantially equal installments over a period of _____ years (not to exceed 20 years).

                               _______ Quarterly
                               _______ Semi-annually
                               _______ Annually

         6. If the Participant dies after payments from the Plan have begun, payment of any remaining amounts to the beneficiary(s) will be made as elected below:

                                                 (SELECT ONLY ONE)
         _______      (a)      Continue installment payments in the same manner
                               as paid to Participant.

         _______      (b)      In a single sum.

         7. This Agreement shall be subject to and governed by all terms and provisions of the Plan, including the terms defined therein, and the Plan is hereby incorporated by reference and made a part hereof.

         8. Nothing in this Agreement shall obligate the Company or the Bank to retain the Participant in his or her capacity as an executive officer or employee of the Company or the Bank.

         9. This Agreement shall not be modified or amended except by an agreement in writing signed by both parties prior to the Plan Year to which such modification or amendment relates. This Agreement is binding upon the heirs,

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administrators, executors and assigns of the Participant and the successors and assigns of the Company and the Bank. Provided, however, the requirements of this Paragraph shall not affect the Participant's right to amend this Agreement, concerning the form and time of payment, pursuant to the applicable provisions of the Plan, so long as such amendment is delivered to the Cashier of the Bank as provided in Paragraph 1.

         10. The Participant shall not have any right to assign, pledge, hypothecate, anticipate or in any way create a lien upon any amounts payable under the Plan. No amounts payable under the Plan shall be subject to assignment or transfer or otherwise be alienable, either by voluntary or involuntary act or by operation of law, or subject to attachment, execution, garnishment, sequestration or other seizure under legal, equitable or other process, or be liable in any way for the debts or defaults of the Participant and his or her beneficiaries. No loan shall be made by the Company or the Bank to the Participant of any amounts payable to him or her under the Plan.

         11. The Participant acknowledges that he or she has read and received a copy of the Plan.

         12. Elections under Paragraphs 2, 4, 5 and 6 shall be effective for the Plan Year with respect to which the Agreement is executed and for all compensation deferred, and earnings thereon, in prior years of participation in the Plan, subject to the restrictions of the Plan. For such purpose, such election shall constitute an amendment of all prior elections.

         IN WITNESS WHEREOF, the parties hereunto have executed this Agreement on the day and year first above written.

                                   PARTICIPANT

                                   ___________________________________________

                                   MONROE BANCORP


                                   By:
                                       _______________________________________

                                   Title:
                                          ____________________________________